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                                                                   EXHIBIT 23.8

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
AgriBioTech, Inc.

  We hereby consent to the use of our reports related to the consolidated financial statements of Ramy Commercial Properties, Inc. and Subsidiary herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          Hawkins, Ash, Baptie & Company, LLP

LaCrosse, Wisconsin

August 13, 1998